Summary Prospectus Supplement	June 30, 2017

Putnam Convertible Securities Fund

Summary Prospectus dated February 28, 2017

Effective June 30, 2017, the section Your fund’s management is replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Eric Harthun, Portfolio Manager, portfolio manager of the fund since 2008

Robert Salvin, Portfolio Manager, portfolio manager of the fund since 2006

Anthony Daigle, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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